THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS COMPLETED. THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY ROYAL ROAD MINERALS LIMITED TO PURCHASE ALL OUTSTANDING COMMON SHARES OF CAZA GOLD CORP.

LETTER OF ACCEPTANCE AND TRANSMITTAL

for the deposit of common shares of

CAZA GOLD CORP.

under the Offer dated January 20, 2017 made by

ROYAL ROAD MINERALS LIMITED

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (PACIFIC TIME) ON FEBRUARY 27, 2017 UNLESS THE OFFER IS EXTENDED, WITHDRAWN OR VARIED.

USE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IF:

1.	YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING A PHYSICAL SHARE CERTIFICATE(S) OR DRS STATEMENT REPRESENTING CAZA GOLD CORP. COMMON SHARES; OR

2.	YOU PREVIOUSLY DEPOSISITED CAZA GOLD CORP. COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Acceptance and Transmittal (the “Letter of Acceptance and Transmittal”), or a manually executed facsimile hereof, properly completed and executed, together with all other required documents, is to be used to deposit common shares (the “Caza Shares”) of Caza Gold Corp. (“Caza”) under the offer dated January 20, 2017 (the “Offer”) made by Royal Road Minerals Limited (the “Offeror”) to purchase, upon and subject to the terms and conditions of the Offer, all of the issued and outstanding Caza Shares, including all Caza Shares that may become issued and outstanding after the date of the Offer but before the Expiry Time upon the exercise of Convertible Securities (as defined in the Offer and Circular, as defined below), and must be received by Computershare Investor Services Inc. (the “Depositary”) at or prior to the Expiry Time at its office specified below.

Pursuant to the Offer, holders of Caza Shares (the “Caza Shareholders”) will receive, for each Caza Share held, 0.16 of an ordinary share (each whole ordinary share, a “Royal Road Share”). No fractional Royal Road Shares will be issued pursuant to the Offer. Where the aggregate number of Royal Road Shares to be issued to a Caza Shareholder as consideration under the Offer would result in a fraction of a Royal Road Share being issuable, the number of Royal Road Shares to be received by such Shareholder will either be rounded up (if the fractional interest is 0.5 or more) or down (if the fractional interest is less than 0.5) to the nearest whole number.

Caza Shareholders can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”. A Caza Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Acceptance and Transmittal unless such Caza Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message. A Caza Shareholder who utilizes DTC to accept the Offer by causing DTC to deliver an Agent’s Message of the book-entry transfer of such Caza Shareholder’s Caza Shares will be bound by the terms of this Letter of Acceptance and Transmittal as if executed by such Caza Shareholder. Caza Shareholders who utilize CDSX to accept the Offer through a book-entry transfer will be deemed to have completed and submitted a Letter of Acceptance and Transmittal and be bound by the terms hereof. Accordingly, where Caza Shares are deposited by way of book-entry transfer without delivery of an executed Letter of Acceptance and Transmittal, unless the context otherwise requires, references herein to the “undersigned” are to the person on whose behalf that book-entry transfer is made (notwithstanding that such person has not executed a Letter of Acceptance and Transmittal).

If a Caza Shareholder wishes to deposit Caza Shares under the Offer and (a) the certificate(s) representing the Caza Shares/DRS Statement is (are) not immediately available, (b) the Caza Shareholder cannot complete the procedure for book-entry transfer of the Caza Shares on a timely basis, or (c) the certificate(s)/DRS Statement and all other required documents cannot be delivered to the Depositary prior to the Expiry Time, those Caza Shares may nevertheless be deposited under the Offer in compliance with the procedures for guaranteed delivery set forth in Section 3 of the Offer, “Manner of Acceptance – Procedure for Guaranteed Delivery” by using the accompanying Notice of Guaranteed Delivery (printed on green paper) or a manually executed facsimile thereof, accompanying the Offer and Circular. See Instruction 2 below, “Procedure for Guaranteed Delivery”.

The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer and related circular dated January 20, 2017 (the “Offer and Circular”) have the respective meanings ascribed thereto in the Offer and Circular. All dollar references in this Letter of Acceptance and Transmittal refer to Canadian dollars, except where otherwise indicated.

Questions or requests for assistance in accepting the Offer, completing this Letter of Acceptance and Transmittal and depositing Caza Shares with the Depositary may be directed to the Depositary. The Depositary’s contact details are provided at the end of this document. Caza Shareholders with Caza Shares that are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit such Caza Shares under the Offer.

DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW.

Please read carefully the Instructions set forth below before completing this Letter of Acceptance and Transmittal.

TO:	ROYAL ROAD MINERALS LIMITED
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC.

The undersigned delivers to you the enclosed certificate(s) representing Caza Shares/DRS Statement deposited under the Offer. Subject only to the withdrawal rights in respect of the Caza Shares described in the Offer and Circular or available at Law, the undersigned irrevocably accepts the Offer for such Caza Shares upon the terms and conditions contained in the Offer and this Letter of Acceptance and Transmittal. The following are the details of the enclosed certificate(s)/DRS Statement:

Box 1 CAZA SHARES (Please print or type. If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the form below.)
Certificate Number(s) (if available)*	Name(s) in Which Caza Share(s) is (are) Registered (fill in exactly as name(s) appear(s) on certificate(s)/DRS Statement)**	Number of Caza Shares Represented by Certificate(s)/DRS Statement***	Number of Caza Shares Deposited***

TOTAL:

*	A certificate number does not need to be provided if the Caza Shares are represented by a DRS Statement.
**	If Caza Shares are registered in different names, a separate Letter of Acceptance and Transmittal must be submitted for each different registered Caza Shareholder.
***	Unless otherwise indicated, the total number of Caza Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6 herein, “Partial Deposits”.

The undersigned represents and warrants that:

(a)

the undersigned has full power and authority to deposit, sell, assign and transfer (i) the Deposited Caza Shares, and (ii) all rights and benefits arising from such Deposited Caza Shares, including, without limitation, any and all dividends, distributions, payments, securities, property, rights or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Caza Shares or any of them on and after the date of the Offer, including, without limitation, any dividends, distributions or payments on such dividends, distributions, payments, securities, property, rights or other interests (collectively, “Distributions”);

(b)	the undersigned owns the Deposited Caza Shares;

(c)

the Deposited Caza Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Caza Shares and Distributions, to any other person;

(d)	the deposit of the Deposited Caza Shares and Distributions complies with applicable Laws; and

(e)

when the Deposited Caza Shares and Distributions are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Acceptance and Transmittal, subject only to the withdrawal rights in respect of the Caza Shares described in the Offer or available at Law, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Caza Shares and (unless the deposit is made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”) delivers to the Offeror the enclosed Caza Share certificate(s)/DRS Statement representing the Deposited Caza Shares and deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Caza Shares, and in and to all rights and benefits arising from the Deposited Caza Shares and any and all Distributions.

The undersigned acknowledges that under certain circumstances the Offeror may, among other things, (i) vary, extend or terminate the Offer (see Section 5 of the Offer, “Extension, Variation or Change in the Offer”), or (ii) make such adjustments as it considers appropriate to the purchase price and other terms of the Offer to reflect any changes on or after the date of the Offer in the Caza Shares or Caza’s capitalization (see Section 11 of the Offer, “Changes in Capitalization”). In addition, the undersigned acknowledges that if, on or after the date of the Offer, Caza should declare, set aside or pay any dividend or other Distribution, which is payable or distributable to Caza Shareholders on a record date prior to the date of transfer into the name of the Offeror or its nominee or transferee on the securities registers maintained by or on behalf of Caza in respect of Caza Shares accepted for purchase under the Offer, then the Offeror may reduce the purchase price per share payable pursuant to the Offer or the undersigned may be required to promptly transfer to the Offeror such Distributions, all in accordance with the terms of the Offer (see Section 3 of the Offer, “Manner of Acceptance – Dividends and Distributions”).

The undersigned irrevocably constitutes and appoints effective at and after the time (the “Effective Time”) that the Offeror takes up the Deposited Caza Shares, the Offeror, each director and officer of the Offeror and any other person designated by the Offeror in writing, as the true and lawful agent, attorney, attorney-in-fact and proxy of the holder of the Deposited Caza Shares with respect to the Deposited Caza Shares, including any Distributions, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of such Caza Shareholder:

(a)

to register or record the transfer and/or cancellation of such Deposited Caza Shares (including any Distributions to the extent consisting of securities) on the appropriate registers maintained by or on behalf of Caza;

(b)

to exercise any and all rights of such Deposited Caza Shares including, without limitation, the right to vote any and all of such Deposited Caza Shares, the right to execute and deliver (provided the same is not contrary to applicable Laws), as and when requested by the Offeror, any and all instruments of proxy, authorizations, requisitions, resolutions (whether in writing or otherwise and including any counterparts thereof), consents and directions in form and on terms satisfactory to the Offeror in respect of any or all Deposited Caza Shares, the right to revoke any such instruments, authorizations, requisitions, resolutions, consents or directions, given prior to or after the Effective Time, and the right to designate in any such instruments, authorizations, requisitions, resolutions, consents and directions, any person or persons as the proxy of such Caza Shareholder in respect of such Deposited Caza Shares for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction (as defined in the Offer and Circular)) of holders of relevant securities of Caza;

(c)

to execute, endorse and negotiate, for and in the name of and on behalf of such Caza Shareholder, any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of, such Caza Shareholder and/or designate in any instruments of proxy any person(s) as the proxy or the proxy nominee(s) of such Caza Shareholder in respect of such Distributions for all purposes; and

(d)	to exercise any other rights of a Caza Shareholder with respect to such Deposited Caza Shares (including any Distributions).

The undersigned revokes any and all other authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Caza Shares, and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Caza Shares or any Distribution by or on behalf of the undersigned unless the Deposited Caza Shares are not taken up and paid for in accordance with the terms of the Offer or are withdrawn in accordance with Section 8 of the Offer, “Right to Withdraw Deposited Caza Shares”.

The undersigned also agrees not to vote any of the Deposited Caza Shares at any meeting (whether annual, special or otherwise or any adjournment(s) or postponement(s) thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Caza and, except as may be agreed to by the Offeror in writing, not to exercise any of the other rights or privileges attached to the Deposited Caza Shares, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations, consents and directions in respect of all or any of the Deposited Caza Shares, and agrees to designate or appoint in any such instruments of proxy, authorizations, consents and directions the person or persons specified by the Offeror as the proxy or proxy nominee or nominees of the holder of the Deposited Caza Shares. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Caza Shares with respect thereto will be revoked and no subsequent proxies or other authorization or consents may be given by such person with respect thereto.

The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Caza Shares to the Offeror. Each authority herein conferred or agreed to be conferred is, to the extent permitted by applicable Laws, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable Laws, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

The Depositary will act as the agent of persons who have deposited Caza Shares in acceptance of the Offer for the purposes of receiving payment from the Offeror and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing Caza Shares under the Offer.

Settlement with each Caza Shareholder who has deposited (and not withdrawn) Caza Shares under the Offer that have been taken up and accepted for payment will be made by the Depositary by forwarding a DRS Statement representing Royal Road Shares (or, in the case of Caza Shares deposited by book-entry transfer, the credit of Royal Road Share), by crediting the Royal Road Shares to the account at CDS or DTC, as applicable, from which such book-entry transfer was made.

Unless otherwise directed in this Letter of Acceptance and Transmittal, the DRS Statement representing Royal Road Shares (or, in the case of Caza Shares deposited by book-entry transfer, the credit of Royal Road Shares) will be issued in the name of the registered holder of the Caza Shares so deposited. Unless the undersigned instructs the Depositary to hold the DRS Statement representing Royal Road Shares for pick-up by checking the appropriate box (Block C) in this Letter of Acceptance and Transmittal the DRS Statement representing Royal Road Shares (except in the case of Caza Shares deposited by book-entry transfer) will be forwarded by first class mail to such Caza Shareholder at the address specified in this Letter of Acceptance and Transmittal. If no such address is specified, the DRS Statement representing Royal Road Shares will be sent to the address of the registered holder as shown on the securities register maintained by or on behalf of Caza. DRS Statement mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing. Pursuant to applicable Laws, the Offeror may, in certain circumstances, be required to make withholdings from the amount otherwise payable to a Caza Shareholder. The undersigned understands and acknowledges that under no circumstances will interest accrue, or be paid by the Offeror or the Depositary by reason of any delay in making payments for any Caza Shares to any person on account of Caza Shares accepted for payment under the Offer.

Caza Shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Caza Shares directly with the Depositary.

By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigne, le soussigne est repute avoir requis que tout contrat atteste par l’offre et son acceptation par cette lettre d’envoi, de meme que tous les documents qui s’y rapportent, soient rediges exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Acceptance and Transmittal please review carefully and complete the following boxes, as appropriate.

BLOCK A	BLOCK B
REGISTRATION AND PAYMENT INSTRUCTIONS	DELIVERY INSTRUCTIONS
(please print or type)	(please print or type)

ISSUE AND REGISTER SHARE CERTIFICATE(S)/DRS STATEMENT REPRESENTING ROYAL ROAD SHARES IN THE NAME OF:	SEND SHARE CERTIFICATE(S)/ DRS STATEMENT REPRESENTING ROYAL ROAD SHARES (unless Block “C” is checked) TO:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (Zip) Code)	(Country and Postal (Zip) Code)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Social Insurance or Social Security Number)	(Social Insurance or Social Security Number)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

[ ] HOLD SHARE CERTIFICATE(S)/ DRS STATEMENT REPRESENTING ROYAL ROAD SHARES FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY SET OUT HEREIN

BLOCK D
DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY
(please print or type)

[ ] CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Registered Holder _________________________________________________________________________________________________________________________________________________

Date of guaranteed Delivery ________________________________________________________________________________________________________________________________________________

Name of Institution which Guaranteed Delivery __________________________________________________________________________________________________________________________________

Window Ticket Number/Receipt (if any) _______________________________________________________________________________________________________________________________________

SHAREHOLDER SIGNATURE

By signing below, the Shareholder expressly agrees to the terms and conditions set forth below.
(please print or type)

Signature guaranteed by:	Date:
(if required under Instruction 4, “Guarantee of Signatures”)

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative
(See Instructions 3, “Signatures”)

Name of Guarantor	Name of Shareholder
(please print or type)	(please print or type)

Address of Guarantor	Name of Authorized Representative (if applicable)
(please print or type)	(please print or type)

Address of Shareholder or Authorized Representative
(please print or type)

Daytime telephone number and facsimile number of Shareholder or
Authorized Representative

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)

This Letter of Acceptance and Transmittal, or a manually executed facsimile hereof, properly completed and executed, with the signature(s) guaranteed, if required by Instruction 3 below, together with the accompanying certificate(s)/DRS Statement representing the Deposited Caza Shares (or, alternatively, Book-Entry Confirmation with respect thereto), and all other documents required by the terms of the Offer and this Letter of Acceptance and Transmittal must be received by the Depositary at its office specified in this Letter of Acceptance and Transmittal at or prior to the Expiry Time, unless the Offer is extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)

The method used to deliver this Letter of Acceptance and Transmittal, any accompanying certificate(s)/DRS Statement representing Caza Shares and all other required documents is at the option and risk of the Caza Shareholder depositing these documents. The Offeror recommends that these documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary at or prior to the Expiry Time. Delivery will only be effective upon actual physical receipt by the Depositary.

(c)

Caza Shareholders whose Caza Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance in depositing their Caza Shares.

2.	Procedure for Guaranteed Delivery

If a Caza Shareholder wishes to deposit Caza Shares under the Offer and (i) the certificate(s)/DRS Statement representing the Caza Shares is not immediately available; or (ii) the certificate(s)/DRS Statement and all other required documents cannot be delivered to the Depositary at or prior to the Expiry Time, those Caza Shares may nevertheless be deposited validly under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b)

the Notice of Guaranteed Delivery or a manually executed facsimile hereof, properly completed and executed, including the guarantee of delivery by an Eligible Institution in the form set out below, is received by the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery at or prior to the Expiry Time; and

(c)

the certificate(s)/DRS Statement representing all Deposited Caza Shares, in proper form for transfer, together with a Letter of Acceptance and Transmittal, or a manually executed facsimile thereof, properly completed and executed, with the signatures guaranteed, if required, in accordance with the instructions set out in this Letter of Acceptance and Transmittal and all other documents required by the terms of the Offer and this Letter of Acceptance and Transmittal, are received by the Depositary at its office in Toronto, Ontario specified in this Letter of Acceptance and Transmittal at or prior to 11:59 p.m. (Toronto time) on the third trading day on the TSX Venture Exchange after the Expiry Time.

The Notice of Guaranteed Delivery must be delivered by hand or courier or transmitted by facsimile or mailed to the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery at or prior to the Expiry Time and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying certificate(s)/DRS Statement representing Caza Shares and all other required documents to an address or transmission by facsimile number other than those specified in the Notice of Guaranteed Delivery does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

3.	Signatures

This Letter of Acceptance and Transmittal must be completed and executed by the Caza Shareholder accepting the Offer described above or by such Caza Shareholder’s duly authorized representative (in accordance with Instruction 4 below).

(a)

If this Letter of Acceptance and Transmittal is executed by the registered holder(s) of the accompanying certificate(s)/DRS Statement, such signature(s) on this Letter of Acceptance and Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s)/DRS Statement without any change whatsoever, and the certificate(s)/DRS Statement need not be endorsed. If such deposited certificate(s)/DRS Statement are owned of record by two or more joint holders, all such holders must execute this Letter of Acceptance and Transmittal.

(b)

Notwithstanding Instruction 3(a), if this Letter of Acceptance and Transmittal is executed by a person other than the registered holder(s) of the accompanying certificate(s)/DRS Statement, or if this Letter of Acceptance and Transmittal is executed other than exactly as the name of the registered Caza Shareholder appears on the share certificate/DRS Statement, or if the share certificate(s)/DRS Statement representing Royal Road Shares (except in the case of Caza Shares deposited by book-entry transfer) or if the certificate(s)/DRS Statement representing Caza Shares in respect of which the Offer is not being accepted is (are) to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) shown on the securities register maintained by or on behalf of Caza:

(i)

the accompanying certificate(s)/DRS Statement must be endorsed or be accompanied by an appropriate share transfer power of attorney, in either case, duly and properly completed by the registered holder(s); and

(ii)

the signature on the endorsement panel or share transfer power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as written on the face of the certificate(s)/DRS Statement, and must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Acceptance and Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Offeror or the Depositary, at its sole discretion, may require additional evidence of authority or additional documentation.

5.	Delivery Instructions

If any share certificate(s)/DRS Statement representing Royal Road Shares (except in the case of Caza Shares deposited by book-entry transfer) is (are) to be sent to or if certificate(s)/DRS Statement representing Caza Shares in respect of which the Offer is not being accepted is (are) are to be returned to someone at an address other than the address of the Caza Shareholder as it appears in Block A on this Letter of Acceptance and Transmittal, entitled “Registration and Payment Instructions”, then Block B on this Letter of Acceptance and Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any share certificate(s)/DRS Statement representing Royal Road Shares (except in the case of Caza Shares deposited by book-entry transfer) will be mailed to the depositing Caza Shareholder at the address of such Caza Shareholder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such Caza Shareholder as it appears on the securities register maintained by or on behalf of Caza. Any share certificate(s)/DRS Statement mailed in accordance with the terms of the Offer and this Letter of Acceptance and Transmittal will be deemed to be delivered at the time of mailing.

6.	Partial Deposits

If fewer than the total number of Caza Shares evidenced by any certificate(s)/DRS Statement submitted is to be deposited, fill in the number of Caza Shares to be deposited in the appropriate space in Box 1, entitled “Caza Shares” on this Letter of Acceptance and Transmittal. In such case, new certificate(s)/DRS Statement for the number of Caza Shares not deposited under the Offer will be sent to the registered holder as soon as practicable after the Expiry Time (unless such holder completes Block C on this Letter of Acceptance and Transmittal). The total number of Caza Shares evidenced by all certificates/DRS Statement delivered will be deemed to have been deposited unless otherwise indicated. Note that this Instruction is not applicable to Caza Shareholders who deposit their Caza Shares by book-entry transfer.

7.	Miscellaneous

(a)

If the space in Box 1 of this Letter of Acceptance and Transmittal is insufficient to list all certificates/DRS Statement representing Caza Shares, additional certificate/DRS Statement numbers and number of Caza Shares may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)

If Deposited Caza Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be properly completed and executed for each different registration.

(c)

Subject to paragraph (f) below, no alternative, conditional or contingent deposits will be accepted. All depositing Caza Shareholders, by execution of this Letter of Acceptance and Transmittal, or a manually executed facsimile hereof, waive any right to receive any notice of the acceptance of Deposited Caza Shares for payment, except as required by applicable Laws.

(d)

The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia and all courts competent to hear appeals therefrom.

(e)	Before completing this Letter of Acceptance and Transmittal, you are urged to read the accompanying Offer and Circular.

(f)

All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any Caza Shares deposited under the Offer will be determined by the Offeror in its sole discretion. Depositing Caza Shareholders agree that such determination will be final and binding. The Offeror reserves the absolute right to reject any and all deposits that it determines not to be in proper form or that may be unlawful to accept under the laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Caza Shares or any notice of withdrawal. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defect or irregularity in any deposit of any Caza Shares and any notice of withdrawal and no liability shall be incurred or suffered by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer and Circular, this Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and any other related documents will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than that set out in the Offer and Circular.

(g)

Additional copies of the Offer and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary at its address specified in this Letter of Acceptance and Transmittal.

8.	Lost Certificates/DRS Statement

If a certificate/DRS Statement representing Caza Shares has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office specified in this Letter of Acceptance and Transmittal. The Depositary will forward such letter to the registrar and transfer agent for the Caza Shares so that the registrar and transfer agent may provide replacement instructions. If a certificate/DRS Statement representing Caza Shares has been lost, destroyed, mutilated or mislaid, the foregoing action must be taken sufficiently in advance of the Expiry Time in order to obtain a replacement certificate/DRS Statement in sufficient time to permit the Caza Shares represented by the replacement certificate/DRS Statement to be deposited under the Offer at or prior to the Expiry Time.

9.	Assistance

Questions or requests for assistance in accepting the Offer, completing this Letter of Acceptance and Transmittal and depositing the Caza Shares with the Depositary may be directed to the Depositary. The Depositary’s contact details are provided at the end of this document.

SHAREHOLDERS SHOULD CONTACT THE DEPOSITARY THEIR BROKER OR OTHER FINANCIAL ADVISOR FOR ASSISTANCE IN ACCEPTING THE OFFER COMPLETING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND DEPOSITING SHARES WITH THE DEPOSITARY.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY EXECUTED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES/DRS STATEMENT REPRESENTING THE SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY EXECUTED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

10.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you - from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

The Depositary is:	COMPUTERSHARE INVESTOR SERVICES INC.

By Mail

P.O. Box 7021
31 Adelaide St E
Toronto, ON
M5C 3H2
Attention: Corporate Actions

By Registered Mail, Hand or by Courier

100 University Avenue
8th Floor
Toronto, ON
M5J 2Y1
Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253
Overseas: 1-514-982-7555
E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by holders of Caza Shares to the Depositary at its telephone numbers and locations set out above.